UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2006
COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)
(973) 882-9000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Covanta Holding Corporation (the “Company”), following its Annual Meeting of Stockholders held on May 31, 2006, issued 4,500 shares of its common stock, $.10 par value, (the “Common Stock”), to each non-employee director of the Company pursuant to the Company’s 2005 Equity Award Plan for Directors. The Common Stock is subject to the vesting and other restrictions provided for in the form of Restricted Stock Award Agreement (the “2006 Agreement”) entered into between each non-employee director (except for David Barse who waived his right to receive the equity award) and the Company as of May 31, 2006. Pursuant to the 2006 Agreement, the Common Stock vests as follows: one-third vest upon the grant of the award, one-third will vest one year after the date of grant and the final one-third of the restricted shares will vest two years after the date of grant. In the event that prior to the vesting of any Common Stock awarded under the 2006 Agreement, the director’s service is terminated as a result of (i) his or her death, disability or retirement as a director, or (ii) the decision of the Company’s Nominating and Governance Committee not to recommend the director for re-election to the Board of Directors for any reason other than (A) “for cause” (as that term is contemplated by the General Corporation Law of the State of Delaware), (B) for failure to comply with the Company’s Board Charter, Corporate Governance Guidelines, or Policy of Business Conduct, or (C) at director’s request not to be nominated other than as a result of his or her disability or retirement, then the Common Stock shall continue to vest pursuant to the terms of the 2006 Agreement notwithstanding the director’s termination of service.
     The description in this Item 1.01 of the form of 2006 Agreement is qualified in entirety by reference to the full text of the form of 2006 Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Shell Company Transactions – Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Form of Covanta Holding Corporation Restricted Stock Award Agreement for Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 2, 2006

COVANTA HOLDING CORPORATION (Registrant)
By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson,
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Covanta Holding Corporation Restricted Stock Award Agreement for Directors.

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